                        CERTIFICATE OF THE DESIGNATIONS,
                         POWERS, PREFERENCES AND RIGHTS
                                       OF
                            SERIES E PREFERRED STOCK
                                       OF
                             HAWAIIAN HOLDINGS, INC.

     HAWAIIAN HOLDINGS, INC., a corporation organized and existing under the
General Corporation Law of the State of Delaware (the "Corporation"), DOES
HEREBY CERTIFY THAT:

     A. Pursuant to authority conferred upon the Board of Directors (the
"Board") by Article III of the Certificate of Incorporation of the Corporation
(the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the Delaware General Corporation Law, the Board adopted and approved the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series E Preferred Stock.

     WHEREAS, the Certificate of Incorporation provides for two classes of capital stock, known as common stock, $0.01 par value per share (the "Common
Stock"), and preferred stock, $0.01 par value per share (the "Preferred Stock");
and

     WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

     NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series E Preferred Stock and fixes and determines the preferences, rights, qualifications, limitations and restrictions relating to the Series E Preferred Stock as follows:

1.     DESIGNATION. The shares of such series of Preferred Stock shall be designated "Series E Preferred Stock" (referred to herein as the "Series E
Stock"). The date on which the first share of Series E Stock is issued shall hereinafter be referred to as the "Original Issue Date".

2.     AUTHORIZED NUMBER. The number of shares constituting the Series E Stock shall be 200.

3.     RANKING. The Series E Stock shall rank, as to dividends and upon
Liquidation (as defined in Section 5(a) hereof), senior and prior to the Common
Stock and junior to the Corporation's Special Preferred Stock, as defined in the
Certificate of Incorporation of the Corporation. All equity securities of the
Corporation to which the Series E Stock ranks prior, with respect to dividends and upon Liquidation, including, without limitation, the Common Stock, are collectively referred to herein as "Junior Securities." The Corporation shall not create

any class of stock ranking on parity with, or senior to, the Series E Stock, without the affirmative vote of the holders of a majority of the shares of
Series E Stock, voting separately as a class.

     4. DIVIDENDS.

        (a) In the event any dividends are declared or paid or any other distribution is made on or with respect to the Common Stock, the holders of the
Series E Stock as of the record date established by the Board for such dividend or distribution on the Common Stock shall be entitled to receive dividends
("Participating Dividends") with respect to each share of Series E Stock in an amount (whether in the form of cash, securities or other property) equal to (x)
the aggregate amount of the dividend issued with respect to each share of Common
Stock multiplied by the Aggregate Number divided by (y) the number of shares of
Series E Stock issuable under the warrants to purchase shares of Series E Stock being issued on the Closing Date (i.e., 200). Such Participating Dividends shall be payable to the holders of the Series E Stock on the record date for such dividend on the Common Stock, which date shall be the record date for the
Participating Dividends, and such dividends are to be payable on the same payment date established by the Board for the payment of such dividend on the
Common Stock to the persons in whose name the Series E Stock is registered at the close of business on the applicable record date.

        (b) No dividend shall be paid or declared on any share of Common Stock, unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series E
Stock in an amount determined as set forth above. For purposes hereof, the term
"dividends" shall include any pro rata distribution by the Corporation of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

        (c) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Corporation shall take all prior corporate action necessary to authorize the issuance of any securities payable as a dividend in respect of the Series E Stock.

        (d) The terms "declared dividends" and "dividends declared" or any reference to "declared but unpaid dividends," whenever used herein with reference to shares of Series E Stock shall be deemed to include dividends required by Section 2(a) hereof to be declared, whether or not the same have in fact been declared at the time in question.

        (e) Each fractional share of Series E Stock outstanding shall be entitled to a ratably proportionate amount of all Dividends accruing with respect to each outstanding share of Series E Stock pursuant to Section 4(a)
hereof, and all such Dividends with respect to such outstanding fractional shares shall be payable in the same manner and at such times as provided for in
Section 4(a) hereof with respect to Dividends on each outstanding share of
Series E Stock.

     5. LIQUIDATION.

                                       2

        (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the holders of the shares of Series E Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid with respect to each share of Series E Stock an amount equal to (i) the greater of
(x) the Liquidation Preference per share of Series E Stock plus (without duplication) the amount of any declared but unpaid dividends thereon as of such date or (y) the amount payable with respect to each share of Common Stock upon such Liquidation, multiplied by the Aggregate Number divided by (y) the number of shares of Series E Stock issuable under the warrants to purchase shares of
Series E Stock being issued on the Closing Date (i.e., 200). If upon
Liquidation, the assets to be distributed among the holders of Series E Stock shall be insufficient to permit payment in full to the holders of Series E Stock of the payment described above, then the entire assets of the Corporation shall be distributed ratably among such holders in proportion to the full respective payments to which they are entitled.

        (b) Remaining Assets. Upon Liquidation, after the holders of Series E
Stock shall have been paid in full the amount described above, the remaining assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Junior Securities then outstanding.

        (c) Mergers, Reorganizations, Etc. The holders of at least a majority of the then outstanding shares of Series E Stock, may elect to deem the merger, reorganization or consolidation of the Corporation into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of in exchange for property, rights or securities distributed to holders thereof by the acquiring person, firm or other entity, or the sale of all or substantially all the assets of the Corporation (the foregoing being referred to collectively as an "Acquisition"), as a Liquidation for purposes of this Section 5.

     6. ADJUSTMENT OF AGGREGATE NUMBER.

        (a) Adjustments. The Aggregate Number, after taking into consideration any prior adjustments pursuant to this Section 6, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder.

            (i) Stock Dividends; Subdivisions and Combinations. In case at any time or from time to time the Corporation shall:

            (A) issue to the holders of its Common Stock a dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"),

            (B) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, including without limitation by means of a stock split (a "Stock Subdivision"), or

            (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, other than the Reverse Stock Split (a
      "Stock Combination"),

                                       3

      then the Aggregate Number in effect immediately prior thereto shall be (1)
proportionately increased in the case of a Stock Dividend or a Stock Subdivision and (2) proportionately decreased in the case of a Stock Combination. In the event the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a Stock
Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

      A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a Distribution by the
Corporation to the holders of its Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a Stock Subdivision or Stock
Combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6(a)(i) hereof.

            (ii) Issuance of Common Stock. If at any time or from time to time the Corporation shall (except as hereinafter provided in this Section 4(a)(iii))
issue or sell any additional shares of Common Stock for a consideration per share less than the Fair Market Value, then, effective on the date specified below, the Aggregate Number shall be adjusted by multiplying (A) the Aggregate
Number immediately prior thereto by (B) a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (calculated on a Fully
Diluted basis) and the number of such additional shares of Common Stock so issued and the denominator of which shall be the sum of the number of shares of
Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (calculated on a Fully Diluted basis) and the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at the Fair
Market Value. The date as of which the Fair Market Value shall be computed shall be the earlier of the date on which the Corporation shall enter into a firm contract or commitment for the issuance of such additional shares of Common
Stock or the date of actual issuance of such additional shares of Common Stock..

      The provisions of this Section 6(a)(ii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is otherwise provided under Section 6(a)(i) hereof. No adjustment of the Aggregate Number shall be made under this Section 6(a)(ii) upon:

            (A) the issuance of any additional shares of Common Stock which are issued pursuant to (x) the exercise of other subscription or purchase rights or (y) the exercise of any conversion or exchange rights in any
      Convertible Securities, provided that for purposes of clauses (x) or (y)
      an adjustment shall previously have been made upon the issuance of such other rights or upon the issuance of such Convertible Securities pursuant to Section 6(a)(iii) or (iv) hereof or no such adjustment shall have been required upon the issuance of such other rights or Convertible Securities;

                                       4

            (B) the issuance of Common Stock in any merger or other acquisition of a business or Person approved by the Board of Directors of the
      Corporation;

            (C) the issuance of Common Stock in a Qualified Public Offering;

            (D) the issuance of Common Stock upon the exercise of rights issued in connection with the contemplated rights offering by the Corporation for the purpose of the redemption of the Series A Subordinated Convertible
      Notes and Series B Subordinated Convertible Notes issued by the
      Corporation (collectively, the "Subordinated Convertible Notes"), prior to the first anniversary of the issuance of the Subordinated Convertible
      Notes;

            (E) the issuance of up to 1,500,000 shares of Common Stock issuable to unions of Hawaiian Airlines, Inc., in transactions approved by the
      Board of Directors of the Corporation;

            (F) the issuance of shares of Common Stock upon the exercise of stock options or other awards made or denominated in shares of Common
      Stock under the Corporation's 2005 Stock Incentive Plan or any of the
      Corporation's other stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the Board of Directors of the Corporation and, if required by applicable law or stock exchange requirement, approved by the stockholders of the
      Corporation;

            (G) the issuance of Common Stock on exercise or conversion of
      Convertible Securities outstanding on the Closing Date; or

            (H) the issuance of Common Stock pursuant to Convertible Securities to financial institutions or similar entities in transactions approved by the Board of Directors of the Corporation, the principal purpose of which is not raising capital through the sale of equity securities.

            (iii) Warrants and Options. If at any time or from time to time the
Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner
(whether directly, by assumption in a merger in which the Corporation is the surviving corporation and in which the shareholders of the Corporation immediately prior to the merger continue to own more than 50% of the Outstanding
Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell any warrants, options or other rights to subscribe for or purchase (A) any shares of Common Stock or (B) any Convertible
Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms

                                        5

of such Convertible Securities shall be less than the Fair Market Value, then the Aggregate Number shall be adjusted as provided in Section 6(a)(ii) hereof on the basis that (1) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair
Market Value as hereinafter provided and (2) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants, options or other rights or such Convertible Securities. For purposes of this Section 6(a)(iii), the effective date of such adjustment and the date as of which the Fair Market Value shall be computed shall be the earliest of (A)
the date on which the Corporation shall take a record of the holders of its
Common Stock for the purpose of entitling them to receive any such warrants, options or other rights, (B) the date on which the Corporation shall enter into a firm contract or commitment for the issuance of such warrants, options or other rights and (C) the date of actual issuance of such warrants, options or other rights.

      No adjustment of the Aggregate Number shall be made under this Section
6(a)(iii) upon:

            (A) the issuance of any warrants, options or other rights which are issued pursuant to the exercise of any warrants, options or other rights if an adjustment shall have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights, pursuant to this Section 6(a)(iii);

            (B) the issuance of warrants, options or other rights to subscribe for or purchase Convertible Securities in any merger or other acquisition of a business or Person approved by the Board of Directors of the
      Corporation;

            (C) the issuance of warrants, options or other rights to subscribe for or purchase shares of Common Stock or other awards made or denominated in shares of Common Stock under the Corporation's 2005 Stock Incentive
      Plan or any of the Company's other stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the
      Board of Directors of the Corporation and, if required by applicable law or stock exchange requirement, approved by the stockholders of the
      Corporation;

            (D) the issuance of rights to purchase Common Stock issued in connection with the contemplated rights offering by the Corporation for the purpose of the redemption of the Subordinated Convertible Notes, prior to the first anniversary of the issuance of the Subordinated Convertible
      Notes; or

            (E) the issuance of options, warrants or other rights to subscribe for or purchase Convertible Securities to financial institutions or

                                        6

      similar entities in transactions approved by the Board of Directors of the
      Corporation, the principal purpose of which is not raising capital through the sale of equity securities.

            (iv) Convertible Securities. If at any time or from time to time the
Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner
(whether directly, by assumption in a merger in which the Corporation is the surviving corporation and in which the shareholders of the Corporation immediately prior to the merger continue to own more than 50% of the Outstanding
Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible
Securities shall be less than the Fair Market Value, then the Aggregate Number shall be adjusted as provided in Section 6(a)(ii) hereof on the basis that (A)
the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market Value as herein provided and (B) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible
Securities. For purposes of this Section 6(a)(iv), the effective date of such adjustment and the date as of which the Fair Market Value shall be computed shall be the earliest of (1) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (2) the date on which the Corporation shall enter into a firm contract or commitment for the issuance of such
Convertible Securities and (3) the date of actual issuance of such Convertible
Securities.

      No adjustment of the Aggregate Number shall be made under this Section
6(a)(iv) upon:

            (A) the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights if an adjustment shall previously have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights pursuant to
      Section 4(a)(iv) hereof;

            (B) the issuance of Convertible Securities in any merger or other acquisition of a business or Person approved by the Board of Directors of the Corporation;

            (C) the issuance of Convertible Securities upon the exercise, conversion or the extension of the term of Convertible Securities outstanding on the Closing Date or the cancellation and reissuance with identical terms and conditions except for a longer term of any such
      Convertible Securities outstanding on the Closing Date; or

                                        7

            (D) the issuance of Convertible Securities to financial institutions or similar entities in transactions approved by the Board of Directors of the Corporation, the principal purpose of which is not raising capital through the sale of equity securities.

            (v) Subsequent Adjustments. If at any time after any adjustment of the Aggregate Number shall have been made pursuant to Section 6(a)(iii) or (iv)
hereof on the basis of the issuance of warrants, options or other rights or the issuance of Convertible Securities, or after any new adjustments of the
Aggregate Number shall have been made pursuant to this Section 6(a)(vi), then:

            (A) such warrants, options or rights or the right of conversion or exchange in such Convertible Securities shall expire, and a portion of such warrants, options or rights, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised prior to such expiration, then

            (B) such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation;

            (C) simultaneously therewith, a recomputation shall be made of the effect of such warrants, options or rights or Convertible Securities on the determination of the Aggregate Number, which shall be made on the basis of treating the number of additional shares of Common Stock, if any, theretofore actually issued pursuant to the previous exercise of such warrants, options or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and, in the case of a recomputation of a calculation originally made pursuant to Section
      6(a)(iii) or (iv), for the consideration actually received and receivable therefor, and

            and, if and to the extent called for by the foregoing provisions of
Section 6(a)(v) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustment so rescinded and annulled.

               (vi) Miscellaneous. The following provisions shall be applicable to the making of adjustments of the Aggregate Number provided above in this
Section 6(a):

            (A) The sale or other disposition of any issued shares of Common
      Stock owned or held by or for the account of the Corporation or any of its
      Subsidiaries shall be deemed an issuance thereof for the purposes of this
      Section 6(a).

                                        8

      (B) To the extent that any additional shares of Common Stock or any
Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Convertible Securities (1) are issued solely for cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor or (2)
are offered by the Corporation for subscription, the consideration received by the Corporation shall be deemed to be the subscription price, in any such case excluding any amounts paid or receivable for accrued interest or accrued or accumulated dividends. To the extent that such issuance shall be for a consideration other than cash, or partially for cash and partially for other consideration, then the amount of such consideration shall be deemed to be the fair market value of such other consideration plus, if applicable, the amount of such cash at the time of such issuance, determined in the manner set forth in
Section 4(d)(ii). In case any additional shares of Common Stock or any
Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Convertible Securities shall be issued in connection with any merger in which the Corporation is the survivor and issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such additional shares of Common Stock, Convertible Securities, warrants, options or other rights, as the case may be, determined in the manner set forth in Section 4(d)(ii).

         The consideration for any shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be equal to (x) the consideration received by the Corporation for issuing any warrants, options or other rights to subscribe for or purchase such Convertible Securities, plus (y) the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus (z) the consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange of such Convertible Securities.

         In case of the issuance at any time of any additional shares of Common
Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such additional shares of Common Stock or Convertible
Securities a consideration equal to the amount of such dividend so paid or satisfied.

            (C) The adjustments required by the preceding paragraphs of this
      Section 6(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the
      Aggregate Number that would otherwise be required shall be made (except in the case of a Stock Subdivision or Stock Combination, as provided for in
      Section 6(a)(i) hereof) unless and until such adjustment either by itself or with other adjustments not previously made adds or subtracts at least one percent (1%) to or from the Aggregate Number immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as

                                       9

      aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6(a) and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (D) In computing adjustments under this Section 6(a), fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

            (E) If the Corporation shall take a record of the holders of its
      Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (b) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action of the type contemplated in
Section 6(a) hereof but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) other than cash bonuses, then, unless in the opinion of the Corporation's board of directors such action will not have a material adverse effect upon the rights of the holders of the Series E Stock (taking into consideration, if necessary, any prior actions which the Board of Directors deemed not to materially adversely affect the rights of the holders of the Series E Stock), the Aggregate Number shall be adjusted in such manner and at such time as the Board of Directors of the Corporation may in good faith determine to be equitable in the circumstances.

            (c) Adjustment Notice. Whenever the Aggregate Number is to be
adjusted pursuant to this Section 6, the Corporation shall promptly (and in any event within twenty (20) Business Days after the event requiring the adjustment)
prepare a certificate signed by the Chief Financial Officer of the Corporation, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The Corporation shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of the Series E Stock.

      7. VOTING RIGHTS.

            (a) Except as required by law, the Series E Stock shall have no voting rights except the right to vote on the approval of certain matters set forth in Section 7(b).

            (b) So long as any shares of Series E Stock remain outstanding, the
Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Series E Stock, (i)
amend, alter or repeal, whether by

                                       10

merger, consolidation, combination, reclassification or otherwise, the
Certificate of Incorporation or By-laws of the Corporation or any provisions thereof (including the adoption of a new provision thereof), (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon Liquidation prior to or on a parity with the Series E Stock. The vote of the holders of at least two-thirds of the outstanding shares of Series E
Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Certificate of
Designations setting forth a copy of this Resolution, in addition to any other vote of stockholders required by law.

            8. NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities (including the Series E
Stock) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution , or (ii) any Acquisition (as defined in Section 5(c)), or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into, any other corporation, or any Liquidation, or any other action of the type or types requiring an adjustment to the Conversion Price or the number or character of the Series E Stock as set forth herein, the Corporation shall mail to each holder of Series E Stock at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Liquidation, or other action is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, Liquidation, or other action. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Aggregate Number and the number, kind, or class of shares or other securities or property which shall be deliverable upon the occurrence of such action or deliverable upon the conversion of Series E Stock.

            9. HEADINGS OF SUBDIVISIONS. The headings of the various
subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

            10. NO REISSUANCE OF SERIES E STOCK. No share or shares of Series E
Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series E Stock shall be canceled, retired and eliminated from the shares of Series E Stock which the
Corporation shall be authorized to issue. Any such shares of Series E Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series E Stock.

            11. DEFINITIONS.

                                       11

      "Aggregate Number" means, upon the effectiveness of this Certificate of
Designations, 6,856,000 as such Aggregate Number is adjusted pursuant to Section
6 hereof; which adjustment shall occur whether the dilutive event occurs prior to or subsequent to the date of the issuance of any shares of Series E Stock.

      "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed.

      "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred
Stock, but excluding any debt securities convertible into such equity.

      "Closing Date" means June 1, 2005.

      "Common Stock" means the common stock, par value $0.01 per share, of the
Corporation or any other Capital Stock of the Corporation into which such stock is reclassified or reconstituted.

      "Convertible Securities" means evidences of indebtedness, shares of stock or other securities (including, without limitation, options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of
Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

      "Distribution" shall have the meaning set forth in Section 4(a)(i).

      "Fair Market Value" means, with respect to a share of Common Stock on any date: (i) the fair market value of the outstanding Common Stock over then ten
(10) trading days prior to the date of calculation based upon (a) if the Common
Stock is listed on a national securities exchange, the closing price per share of Common Stock on each such day published in The Wall Street Journal (National
Edition) or, if no such closing price on each such day is published in The Wall
Street Journal (National Edition), the average of the closing bid and asked prices on each such day, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security, the last trading price of the Common Stock on each such day; and (c)
if there shall have been no trading on any such day or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on each such day as shown by NASDAQ and reported by any member firm of the NYSE selected by the Corporation; or (ii) if none of (i)(a), (b) or
(c) is applicable, a market price per share determined in good faith by the
Board of Directors of the Corporation, which shall be deemed to be "Fair Market
Value".

      "Fully Diluted" shall mean, with respect to the Common Stock as of a particular time, the total number of outstanding shares of Common Stock as of such time as determined by treating all outstanding and "in-the-money" and then exercisable Convertible Securities, as having been converted, exercised or exchanged and the shares issuable thereunder as having been issued.

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      "Liquidation Preference" means $43,193 per share of Series E Stock.

      "Participating Dividends" shall have the meaning set forth in Section
2(a).

      "Person" means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies and other entities and governments and agencies and political subdivisions.

      "Preferred Stock" shall have the meaning set forth in the recitals hereto.

      "Qualified Public Offering" means the consummation of a firm commitment public offering of the Common Stock of the Corporation by a nationally recognized investment banking firm pursuant to an effective registration statement under the Securities Act covering the offer and sale of such securities for cash for the account of the Corporation.

      "Stock Combination" shall have the meaning set forth in Section 4(a)(i).

      "Stock Dividend" shall have the meaning set forth in Section 4(a)(i).

      "Stock Subdivision" shall have the meaning set forth in Section 4(a)(i).

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      IN WITNESS WHEREOF, the undersigned has executed this Certificate this
2nd day of June, 2005.

                HAWAIIAN HOLDINGS, INC.

                By: /s/ Randall L. Jenson_____________
                      Name:     Randall L. Jenson_________
                      Title:    Chief Financial Officer, Treasurer & Secretary

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